UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):  July 28, 2021

HESS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DE	No.	1-1204	No.	13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)
1185 Avenue of the Americas
New York, New York   10036
(Address of Principal Executive Offices)   (Zip Code)
Registrant's Telephone Number, Including Area Code:  (212) 997-8500
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	HES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.
On July 28, 2021, Hess Corporation issued a news release reporting estimated results for the second quarter of 2021.  A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.
Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibit
	99(1)	News release dated July 28, 2021 reporting estimated results for the second quarter of 2021.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2021

HESS CORPORATION

	By:	/s/John P. Rielly
	Name:	John P. Rielly
	Title:	Executive Vice President and
Chief Financial Officer